UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23983

Gladstone Alternative Income Fund
(Exact name of registrant as specified in charter)

1521 Westbranch Drive, Suite 100
McLean, Virginia 22102
(Address of principal executive offices) (Zip code)

(703)
287-5800
(Registrant’s telephone number, including area code)

David Gladstone
Gladstone Alternative Income Fund
1521 Westbranch Drive, Suite 100
McLean, Virginia 22102
(Name and address of agent for service)

Date of fiscal year end: March
 31
Date of reporting period: September
 30, 2025

Item 1. Reports to Stockholders.

(a)

GLADSTONE ALTERNATIVE INCOME FUND

Semi-Annual Report

Six Months Ended September 30, 2025

Gladstone Alternative Income Fund	Shareholder Letter

September 30, 2025 (Unaudited)
Dear Shareholder,
This semi-annual report covers the
six-month
period from the end of our fiscal year, March 31, 2025, through September 30, 2025. Since commencing operations in December 2024, we have worked to create a portfolio consistent with our Fund’s investment strategy of primarily investing in directly originated loans to lower and middle market private businesses in the United States, broadly syndicated loans and commercial real estate loans. Consistent with our investment strategy we have also made equity investments, including in connection with our directly originated loans. As of September 30, 2025, the Fund was invested in six issuers across six industries. The holdings in the Fund’s portfolio include investments in a number of asset categories including secured debt, preferred and common equity. 100% of the Fund’s portfolio (excluding investments in U.S. Treasury obligations, short-term investments and reverse repurchase agreements) consists of co-investments
with one of the business development companies also advised by Gladstone Management Corporation, either Gladstone Investment Corporation or Gladstone Capital Corporation, highlighting the benefit of the Gladstone platform to the Fund.
Capital markets during the period ended September 30, 2025 were characterized by volatility, reflecting uncertainty regarding regulatory changes, tariffs and interest rates, among other items. In light of this backdrop, we are mindful of the impact on businesses in industries and issuers that could be impacted, and focused on investments we believe can weather this uncertainty and volatility, including the aerospace and defense industry and issuers that produce their products in the United States.
Top 10 Investment Holdings

Holdings	Percentage
Morgan Stanley ILF (Government Portfolio)	27.20%
Detroit Defense (Secured First Lien Debt)	17.13%
Vet’s Choice Radiology LLC (Secured First Lien Debt)	10.61%
Viron International, LLC (Secured First Lien Debt)	9.60%
Dutch Gold Honey (Secured Second Lien Debt)	9.45%

Holdings	Percentage
Smart Chemical Solutions (Secured First Lien Debt)	7.61%
Nielsen-Kellerman (Secured First Lien Debt)	6.60%
Detroit Defense (Equity)	4.36%
Nielsen-Kellerman (Equity)	3.17%
Smart Chemical Solutions (Equity)	2.53%

Allocation by Industry

Industry	Percentage
Cash & Money Markets	27.20%
Aerospace & Defense	21.49%
Food & Tobacco	11.19%
Healthcare, Education & Childcare	10.61%
Business/Consumer Services	10.14%
Electronics	9.77%
Diversified/Conglomerate Manufacturing	9.60%
Allocation by Asset Type

Asset	Percentage
Direct Lending	61.00%
Cash & Money Markets	27.20%
Equities (Private, Common)	8.62%
Equities (Private, Preferred)	3.17%

For the semi-annual period ended September 30, 2025, the Fund returned 5.7% (including reinvested dividends), reflecting performance at the net asset value of Class A shares, compared to its benchmark, the Standard & Poor’s 500 Total Return Index, which returned 13.9% on an annualized basis over the same period.

Semi-Annual Report | September 30, 2025	3

Gladstone Alternative Income Fund	Shareholder Letter

September 30, 2025 (Unaudited)

The following graph shows the value, as of September 30, 2025, of a hypothetical $10,000 investment made on December 9, 2024 (the Fund’s inception date) in Class A Shares at net asset value (with a sales charge of 5.75% and without such sales charge). The chart accounts for dividend reinvestment on the monthly dividends that have been paid from March 2025 through September 2025. For comparative purposes, the performance of the S&P 500 Total Return Index is shown. Due to the limited duration of time between the Fund’s inception date and its semi-annual reporting period (September 30, 2025), the Fund believes that the S&P 500 Total Return Index is an appropriate broad-based securities market index for comparison purposes. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns in the graph and table set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at https://www.gladstoneintervalfund.com to obtain the most recent month-end
returns.
Comparison Cumulative Return on Investment of $10,000

As we move forward into our next fiscal year and as the Fund continues to ramp its portfolio, we will continue to work diligently to acquire appropriate investments for the Fund by leveraging the Gladstone platform.

1	U.S. Treasury obligations, short-term investments and reverse repurchase agreements are not included in this discussion of the Fund’s portfolio.

4	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Schedule of Investments

September 30, 2025 (Unaudited)

Equity Investments - 12.06%	Shares	Value
Food & Tobacco
Dutch Gold Honey (Common Stock) (a)(b)(c)	100,000	$370,297
Electronics
Nielsen-Kellerman (Preferred Stock) (a)(b)(d)	631,142	677,382
Aerospace & Defense
Detroit Defense (Preferred Stock) (a)(b)(d)	1,038,534	931,218
Business/Consumer Services
Smart Chemical Solutions (Preferred Stock) (a)(b)(d)	617,150	541,609
Diversified/Conglomerate Manufacturing
Viron International (Common Stock) (a)(b)(c)	1,717	0

Total Equity Investments (Cost $2,388,542)		$2,520,506

Debt Investments - 62.41%	Rate	Maturity Date	Principal Amount	Value
Food & Tobacco
Dutch Gold Honey (Secured Second Lien Debt) (b)(c)	Term SOFR + 7.5%, 2% Floor	8/4/2030	$2,000,000	$2,020,433
Electronics
Nielsen-Kellerman (Secured First Lien Debt) (b)(d)	Term SOFR + 8.5%, 13.5% Floor	12/19/2029	1,368,858	1,409,924
Aerospace & Defense
Detroit Defense (Secured First Lien Debt) (b)(d)	Term SOFR + 9%; 13% Floor	12/31/2029	3,661,466	3,661,466
Business/Consumer Services
Smart Chemical Solutions (Secured First Lien Debt) (b)(d)	Term SOFR + 9%; 13.5% Floor	5/15/2030	1,589,823	1,625,524
Healthcare, Education & Childcare
Vet’s Choice Radiology (Secured First Lien Debt) (b)(c)	Term SOFR + 8%, 10% Floor	12/17/2027	2,250,000	2,268,324
Diversified/Conglomerate Manufacturing
Viron International (Secured First Lien Debt) (b)(c)	Term SOFR + 7%	2/7/2030	2,042,500	2,052,783

Total Debt Investments (Cost $12,912,647)				$13,038,454

United States Treasury Obligations - 43.06%	Rate	Maturity Date	Principal Amount	Value
United States Treasury Bill (e)	3.90%	10/2/2025	$9,000,000	$8,997,120

Total United States Treasury Obligations (Cost $8,998,560)				$8,997,120

Investments, at fair value				$24,556,080

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2025	5

Gladstone Alternative Income Fund	Schedule of Investments

September 30, 2025 (Unaudited)

Short Term Investments - 23.66%	7 Day Yield	Shares	Value
Money Market Fund - 23.66%
Morgan Stanley Institutional Liquidity Government Fund (f)	4.04%	4,942,122	$4,942,122

Total Short Term Investments Cost ($4,942,122)			$4,942,122

Total Investments - 141.19%; Cost ($29,241,871)			$29,498,202
Liabilities in Excess of Other Assets (41.19%)			(8,605,889)

Net Assets - 100.00%			$20,892,313

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate
Reference Rates:
30D US SOFR - 30 Day SOFR as of September 30, 2025 was 4.308%

(a)	Non-income producing security.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.
(c)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”).
(d)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the SEC.
(e)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(f)	The rate shown is the annualized 7-day yield as of September 30, 2025.
Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount Borrowed	Amount Payable
UMB	4.99%	09/30/2025	10/02/2025	$8,100,000	$8,102,245

See Notes to Financial Statements.
6	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Statement of Assets and Liabilities

September 30, 2025 (Unaudited)

ASSETS
Investments, at fair value (Cost $24,299,749)	$24,556,080
Short-term investments, at fair value (Cost $4,942,122)	4,942,122
Dividend and interest receivable	145,686
Deferred offering costs	197,565
Receivable due from Adviser (Note 7)	253,078
Prepaid expenses and other assets	244,544

Total assets	30,339,075

LIABILITIES
Distributions payable to common shareholders	58,223
Administration and fund accounting fees payable	30,771
Administrative reimbursement payable to the Administrator (Note 7)	130,476
Transfer agent fees payable	35,837
Distribution and shareholder servicing fee payable (Note 7)	1,288
Offering costs payable to Adviser	615,125
Trustees fees and expenses payable	27,722
Payable for reverse repurchase agreement, including accrued interest of $2,245	8,102,245
Organizational expenses payable to Adviser	387,653
Accrued expenses and other liabilities	57,422

Total liabilities	9,446,762

Commitments and contingencies (Note 2)
NET ASSETS	$20,892,313

COMPONENTS OF NET ASSETS
Paid-in capital	$20,632,644
Distributable Earnings/(Losses)	259,669

NET ASSETS	$20,892,313

Net Assets By Share Class
Class I Shares	$20,543,011
Class C Shares	104,386
Class A Shares	244,916

$20,892,313

Shares of Beneficial Interest Outstanding (unlimited number of shares of no par value):
Class I Shares	2,028,591
Class C Shares	10,392
Class A Shares	24,237

2,063,220

Net Asset Value per Share:
Class I Shares	$10.13
Class C Shares	$10.04
Class A Shares	$10.11

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2025	7

Gladstone Alternative Income Fund	Statement of Operations

For the Six Months Ended September 30, 2025 (Unaudited)
INVESTMENT INCOME
Dividend income	$103,719
Interest income	816,992

Total investment income	920,711

EXPENSES
Administration and fund accounting fees	117,977
Administrative reimbursement to the Administrator (Note 7)	445,971
Transfer agent fees	77,961
Distribution and shareholding servicing fee - Class A (Note 7)	296
Distribution and shareholding servicing fee - Class C (Note 7)	508
Professional fees	250,138
Amortization of offering costs	336,763
Custodian fees	19,178
Interest expense	7,591
Trustees’ fees and expenses	58,500
Other	112,219

Total expenses	1,427,102

Less expenses waived and reimbursed by Adviser (Note 7)	(1,181,971)

Net expenses	245,131

NET INVESTMENT INCOME	$675,580

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS
Net change in unrealized appreciation/(depreciation) on Investments	$251,184

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	251,184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$926,764

See Notes to Financial Statements.
8	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2025 (Unaudited)	For the Period December 9, 2024 (Inception) to March 31, 2025
OPERATIONS
Net investment income	$675,580	$110,459
Net realized gain/(loss) from Investments	—	—
Net change in unrealized appreciation/(depreciation) from Investments	251,184	5,147

Net increase in net assets resulting from operations	926,764	115,606

DISTRIBUTIONS
Class U	—	—
Class I	(664,845)	(104,873)
Class C	(3,373)	(527)
Class A	(7,850)	(1,233)

Net decrease in net assets from distributions	(676,068)	(106,633)

SHARE TRANSACTIONS
Class I
Proceeds from shares issued	—	19,800,000
Reinvestment of distributions	386,369	—

Net increase from share transactions	386,369	19,800,000

Class C
Proceeds from shares issued	—	100,000
Reinvestment of distributions	3,903	—

Net increase from share transactions	3,903	100,000

Class A
Proceeds from shares issued	3,241	234,000
Reinvestment of distributions	5,131	—

Net increase from share transactions	8,372	234,000

Net increase in net assets from share transactions	398,644	20,134,000

NET ASSETS
Beginning of period (Note 1)	20,242,973	100,000

End of period	$20,892,313	$20,242,973

Fund Share Transactions
Class I
Shares Sold	—	1,980,000
Reinvestment of distributions	38,591	—

Net increase in shares outstanding	38,591	1,980,000

Class C
Shares Sold	—	10,000
Reinvestment of distributions	392	—

Net increase in shares outstanding	392	10,000

Class A
Shares Sold	324	23,400
Reinvestment of distributions	513	—

Net increase in shares outstanding	837	23,400

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2025	9

Gladstone Alternative Income Fund	Statement of Cash Flows

For the Six Months Ended September 30, 2025 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$926,764
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Investments	(21,269,511)
Sale of Investments	20,201,970
Net proceeds from short-term investments	810,937
Net change in unrealized appreciation/(depreciation) on Investments	(251,184)
Discount and premiums amortized	(5,718)
(Increase)/Decrease in Assets:
Interest receivable	(21,055)
Due from Adviser	843,919
Prepaid offering costs	336,764
Prepaid expenses and other assets	(180,858)
Increase/(Decrease) in Liabilities:
Administration and fund accounting fees payable	4,174
Transfer agent fees payable	(10,237)
Distribution and shareholding servicing fee payable	804
Trustees fees and expenses payable	26,860
Administrative fee reimbursement payable to Administrator	(128,299)
Interest due on reverse repurchase agreement	(2,889)
Accrued expenses and other liabilities	(56,608)

Net cash provided by operating activities	1,225,833

Cash Flows from Financing Activities:
Proceeds from shares issued	3,241
Cash distributions paid	(329,074)
Securities purchased under reverse repurchase agreement	17,100,000
Securities sold under reverse repurchase agreement	(18,000,000)

Net cash used in financing activities	(1,225,833)

Cash & cash equivalents, beginning of period	$—
Net change in cash & cash equivalents	$—

Cash & cash equivalents, end of period	$—

Non-Cash Financing Activities:
Reinvestment of distributions	$(342,013)

See Notes to Financial Statements.
10	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Financial Highlights - Class I
September 30, 2025

	For the Six Months Ended September 30, 2025 (Unaudited)		For the Period December 9, 2024 (Commencement of operations) to March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.33		0.06
Net realized and unrealized gain/(loss) on investments (a)	0.13		(0.01)

Total income from investment operations (a)	0.46		0.05

DISTRIBUTIONS
From net investment income (a)	(0.33)		(0.05)

Total distributions (a)	(0.33)		(0.05)

NET ASSET VALUE, END OF PERIOD	$10.13		$10.00

TOTAL RETURN (b)	3.56%		0.53%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$20,543		$19,909
RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets	15.16	% (c)	17.23	% (c)
Ratio of expense waiver/reimbursements to average net assets	(12.78	%) (c)	(11.49	%) (c)
Ratio of net expenses to average net assets	2.38	% (c)	5.74	% (c)
Ratio of net investment income to average net assets	6.60	% (c)	1.87	% (c)
PORTFOLIO TURNOVER RATE	1.37%		0.00%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(c)	Annualized (except organizational costs and non-recurring expenses).

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2025	11

Gladstone Alternative Income Fund	Financial Highlights - Class C
September 30, 2025

	For the Six Months Ended September 30, 2025 (Unaudited)		For the Period December 9, 2024 (Commencement of operations) to March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$9.97		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.28		0.02
Net realized and unrealized loss on investments (a)	0.12		—

Total income from investment operations (a)	0.40		0.02

DISTRIBUTIONS
From net investment income (a)	(0.33)		(0.05)

Total distributions (a)	(0.33)		(0.05)

NET ASSET VALUE, END OF PERIOD	$10.04		$9.97

TOTAL RETURN (b)	3.06%		0.23%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$104		$100
RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets	16.16	% (c)	18.57	% (c)
Ratio of expense waiver/reimbursements to average net assets	(12.82	%) (c)	(12.00	%) (c)
Ratio of net expenses to average net assets	3.35	% (c)	6.57	% (c)
Ratio of net investment income to average net assets	5.63	% (c)	0.79	% (c)
PORTFOLIO TURNOVER RATE	1.37%		0.00%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Based
on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(c)	Annualized (except organizational costs and non-recurring expenses).

See Notes to Financial Statements.
12	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Financial Highlights - Class A
September 30, 2025

	For the Six Months Ended September 30, 2025 (Unaudited)		For the Period December 9, 2024 (Commencement of operations) to March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.32		0.05
Net realized and unrealized loss on investments (a)	0.12		—

Total income from investment operations (a)	0.44		0.05

DISTRIBUTIONS
From net investment income (a)	(0.33)		(0.05)

Total distributions (a)	(0.33)		(0.05)

NET ASSET VALUE, END OF PERIOD	$10.11		$10.00

TOTAL RETURN (b)	3.36%		0.53%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$245		$234
RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets	15.41	% (c)	17.79	% (c)
Ratio of expense waiver/reimbursements to average net assets	(12.79	%) (c)	(11.95	%) (c)
Ratio of net expenses to average net assets	2.62	% (c)	5.84	% (c)
Ratio of net investment income to average net assets	6.36	% (c)	1.53	% (c)
PORTFOLIO TURNOVER RATE	1.37%		0.00%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(c)	Annualized (except organizational costs and non-recurring expenses).

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2025	13

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)
1. ORGANIZATION
Gladstone Alternative Income Fund (the “Fund”) is a
non-diversified,
closed-end
management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes the Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with its tax year ended March 31, 2025. The Fund is engaging in a continuous offering of its common shares of beneficial interests (“Shares”) and operates as an “interval fund” that will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”) per Share, reduced by any applicable repurchase fee. As of September 30, 2025, the Fund offered Class I Shares, Class A Shares, Class C Shares and Class U Shares and may offer additional classes of Shares in the future. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board” or “Board of Trustees,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the outstanding Shares at NAV, which is the minimum amount permitted. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.
The Fund is externally managed by Gladstone Management Corporation (the “Adviser”), an entity that is registered with the U.S. Securities and Exchange Commission (the “SEC”), as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Gladstone Administration, LLC (the “Administrator”) acts as the Fund’s administrator.
The Fund’s primary investment objective is to (i) achieve and grow current income by investing primarily in debt securities of established businesses or real estate holding intermediaries that the Fund believes will provide stable earnings and cash flow to pay expenses, make principal and interest payments on its outstanding indebtedness and make distributions to shareholders that grow over time; and (ii) provide the Fund’s shareholders with long-term capital appreciation in the value
of its assets by investing in equity securities of established businesses, including in connection with the Fund’s debt investments, that the Fund believes can grow over time to permit the Fund to sell its equity investments for capital gains.
The Fund pursues its investment objective primarily by investing in directly originated loans to lower and middle market private businesses in the U.S., broadly syndicated loans and commercial real estate loans. The Fund also make equity investments, including in connection with its directly originated loans. The Fund seeks to avoid investing in high-risk, pre-revenue,
early-stage enterprises. The Fund expects that most, if not all, of the debt securities it acquires will not be rated by a rating agency. Investors should assume that these loans would be rated below what is considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.
The Fund was organized as a statutory trust on May 29, 2024 under the laws of the State of Delaware. The Fund commenced operations on December 9, 2024 when it received investment proceeds for Shares beyond the initial seed capital and began actively seeking investment opportunities. The Fund is authorized to issue an unlimited number of Shares, which it offers through Gladstone Securities, LLC (the “Distributor”), an affiliated dealer manager of the Adviser, on a best-efforts basis. The initial NAV on December 9, 2024 was $10.00 for each Share class. The maximum sales load is 5.75% of the amount invested for Class A Shares. Class C Shares, Class I Shares and Class U Shares are not subject to an up-front
sales charge. Class C Shares redeemed during the first 365 days after purchase may be subject to a contingent deferred sales charge equal to 1.00% of the invested amount. The minimum initial investment by a shareholder for Class I Shares, Class A Shares, Class C Shares and Class U Shares are $250,000, $5,000, $5,000 and $5,000, respectively, per account. The Fund reserves the right

14	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

to waive the minimum initial investment requirement for any investor. There is no minimum subsequent investment amount for any class of Shares.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Fund prepares its financial statements and the accompanying notes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and they conform to Regulation
S-X.
Management believes it has made all necessary adjustments so that its financial statements are presented fairly and that all such adjustments are of a normal recurring nature.
Consolidation
In accordance with Article 6 of Regulation
S-X,
the Fund does not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services - Investment Companies” (“ASC 946”), the Fund is precluded from consolidating any entity other than another investment.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Fund considers all short-term, highly-liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund places its cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Fund seeks to mitigate this concentration of credit risk by depositing funds with major financial institutions.
Reverse Repurchase Agreements
Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.
Organizational and Offering Costs
Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are fees paid to the Board of Trustees, legal fees, and audit fees relating to the seed audit. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund were treated as

Semi-Annual Report | September 30, 2025	15

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

deferred charges until operations commenced and thereafter are amortized over a
12-month
period using the straight-line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. All costs incurred by the Fund in connection with its organization and offering that are paid by the Adviser will be subject to reimbursement.
Federal Income Taxes
For federal income tax purposes, the Fund intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code.
As a RIC, the Fund generally will not be subject to corporate-level income taxes on any ordinary income or capital gains that the Fund distributes as dividends to its shareholders.
To qualify and maintain its qualification as a RIC, the Fund must, among other requirements, meet specified source-of-income
and asset diversification requirements and distribute dividends to shareholders each taxable year of an amount generally at least equal to 90% of the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses determined without regard to any deduction for dividends paid. To the extent that the Fund has net taxable income prior to its qualification as RIC, the Fund will be subject to an entity-level U.S. federal income tax on such taxable income.
ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing the tax returns to determine whether the tax positions are
“more-likely-than-not”
of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the
“more-likely-than-not”
threshold would be recorded as a tax benefit or expense in the current fiscal year. The Fund has evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on the Fund’s accompanying Financial Statements.
If the Fund fails to distribute by the end of any calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term for the one-year
period ending on October 31 of that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid).
Distributions
Distributions to shareholders are recorded on the
ex-dividend
date. The Fund is required to distribute at least 90% of its investment company taxable income for each taxable year as a distribution to its shareholders to maintain its ability to be taxed as a RIC under Subchapter M of the Code. It is the Fund’s policy to generally pay out as a distribution up to 100% of those amounts. The amount to be paid is determined by the Board and is based upon management’s estimate of investment company taxable income, net long-term capital gains, as well as amounts to be distributed in accordance with Section 855(a) of the Code. The Fund intends to continue to declare income dividends daily and distribute them to shareholders monthly. Based on that estimate, the Board declares such daily distributions on a monthly basis, and supplemental distributions, as applicable. At fiscal year-end,
the Fund

16	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

may elect to treat a portion of the first distributions paid after year-end
as having been paid in the prior year in accordance with Section 855(a) of the Code. The Fund may retain some or all of its net long-term capital gains, if any, and designate them as deemed distributions, or distribute these capital gains to shareholders in cash. If the Fund elects to retain net long-term capital gains and deem them distributed, each U.S. common shareholder will be treated as if they received a distribution of their pro-rata
share of the retained net long-term capital gain and the U.S. federal income tax paid. As a result, each common shareholder will (i) be required to report their pro-rata
share of the retained gain on their tax return as long-term capital gain, (ii) receive a refundable tax credit for their pro-rata
share of federal income tax paid by the Fund on the retained gain, and (iii) increase the tax basis of their shares of common shares by an amount equal to the deemed distribution less the tax credit.
Pursuant to the Fund’s dividend reinvestment plan, all shareholders will have all distributions, net of any applicable U.S. withholding tax, reinvested automatically in additional Shares of the same Class by SS&C GIDS, Inc., as agent for the shareholders, unless the shareholder elects to receive cash. Any distributions reinvested under the plan will be taxable to a common shareholder to the same extent, and with the same character, as if the common shareholder had received the distribution in cash. The common shareholder will have an adjusted basis in the additional common shares purchased through the plan equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash. The Fund issues Shares at NAV in connection with the obligations under the plan.
Segment Reporting
The Fund adopted Financial Accounting Standards Board Update
2023-07,
Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU
2023-07”)
during the year. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. ASU
2023-07
establishes standards for reporting information about operating segments on a basis consistent with the Fund’s internal organizational structure.
The Fund uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Fund’s chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the chief executive officer of the Fund, who reviews results presented within the Fund’s financial statements when making decisions about allocating resources and assessing performance of the Fund. The CODM determined that the Fund has only one operating segment as defined by ASU
2023-07.
This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.
Investment Valuation
Accounting Recognition
The Fund records its investments at fair value in accordance with the FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are generally measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Semi-Annual Report | September 30, 2025	17

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

Board Responsibility
The Board has approved investment valuation policies and procedures pursuant to Rule
2a-5
under the 1940 Act (the “Policy”) and designated the Adviser to serve as the Board’s valuation designee (“Valuation Designee”) under the 1940 Act.
In accordance with the 1940 Act, the Board has the ultimate responsibility for reviewing the good faith fair value determination of the Fund’s investments for which market quotations are not readily available based on the Policy and for overseeing the Valuation Designee. Such review and oversight includes receiving written fair value determinations and supporting materials provided by the Valuation Designee, in coordination with the Administrator and with the oversight by the Fund’s chief valuation officer (collectively, the “Valuation Team”). The Valuation Committee of the Board (comprised entirely of independent trustees) meets to review the valuation determinations and supporting materials, discusses the information provided by the Valuation Team, determines whether the Valuation Team has followed the Policy, and reviews other facts and circumstances, including current valuation risks, conflicts of interest, material valuation matters, appropriateness of valuation methodologies, back-testing results, price challenges/overrides, and ongoing monitoring and oversight of pricing services. After the Valuation Committee concludes its meeting, it and the chief valuation officer, representing the Valuation Designee, present the Valuation Committee’s findings on the Valuation Designee’s determinations to the entire Board so that the full Board may review the Valuation Designee’s determined fair values of such investments in accordance with the Policy.
There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of the Fund’s investments, the Valuation Team, led by the chief valuation officer, uses the Policy, and each quarter, at a minimum, the Valuation Committee and Board review the Policy to determine if changes thereto are advisable and whether the Valuation Team has applied the Policy consistently.
Use of Third Party Valuation Firms
The Valuation Team engages third-party valuation firms to provide independent assessments of fair value of certain of the Fund’s investments.
A third-party valuation firm generally provides estimates of fair value on the Fund’s debt investments. The Valuation Team generally assigns the third-party valuation firm’s estimates of fair value to debt investments where the Fund does not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates this third-party valuation firm’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from the third-party valuation. When this occurs, the Valuation Committee and Board review whether the Valuation Team has followed the Policy and the Valuation Committee reviews whether the Valuation Designee’s determined fair value is reasonable in light of the Policy and other relevant facts and circumstances.
The Fund may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value (“TEV”) of certain of the Fund’s investments. Generally, at least once per year, the Fund engages an independent valuation firm to value or review the valuation of each of the Fund’s significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into the Fund’s TEV, including review of all inputs provided by the independent valuation firm. The Valuation Team then presents a determination to the Valuation Committee as to the fair value. The Valuation Committee reviews the determined fair value and whether it is reasonable in light of the Policy and other relevant facts and circumstances.

18	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

Valuation Techniques
In accordance with ASC 820, the Valuation Team uses the following techniques when valuing the Fund’s investment portfolio:
Total
 Enterprise
 Value
— In determining the fair value using a TEV, the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or EBITDA); EBITDA multiples obtained from the Fund’s indexing methodology whereby the original transaction EBITDA multiple at the time of closing is indexed to a general subset of comparable disclosed transactions and EBITDA multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries; and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value the Fund’s equity investments and, in the circumstances where the Fund has the ability to effectuate a sale of a portfolio company, the Fund’s debt investments. When there is equity value or sufficient TEV to cover the principal balance of debt securities, the fair value of senior secured debt generally equals or approximates cost.
TEV is primarily calculated using EBITDA and EBITDA multiples; however, TEV may also be calculated using revenue and revenue multiples or a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks.
Yield
 Analysis
— The Valuation Team generally determines the fair value of debt investments for which the Fund does not have the ability to effectuate a sale of the applicable portfolio company using the yield analysis, which includes a DCF calculation and assumptions that the Valuation Team believes market participants would use, including, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by the third party valuation firm and market quotes.
Market
 Quotes
— For investments for which a limited market exists, the Fund generally bases fair value on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis described above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask
price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy. For securities that are publicly traded, the Valuation Team generally bases fair value on the closing market price of the securities the Fund holds as of the reporting date. For restricted securities that are publicly traded, the Valuation Team generally bases fair value on the closing market price of the securities the Fund holds as of the reporting date less a discount for the restriction, which includes consideration of the nature and term to expiration of the restriction and the lack of marketability of the security.
For commercial real estate loans that trade/have a market, the valuation decision is based on the current market price. For commercial real estate loans that are not publicly traded, the Valuation Team will use another

Semi-Annual Report | September 30, 2025	19

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

valuation technique that maximizes the use of relevant observable inputs and minimizes the use of unobservable inputs; fair value will be defined as the price that would be received to sell and asset or transfer a liability in an orderly transaction between market participants at a measurement date.
In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of the Fund’s investments, including: the nature and realizable value of the collateral, including external parties’ guaranties, any relevant offers or letters of intent to acquire the portfolio company, timing of expected loan repayments, and the markets in which the portfolio company operates.
Fair value measurements of the Fund’s investments may involve subjective judgments and estimates and due to the uncertainty inherent in valuing these securities, the determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. The Fund’s NAV could be materially affected if the determinations regarding the fair value of investments are materially different from the values that are ultimately realized upon the Fund’s disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which it is recorded.
Revenue Recognition
Interest Income Recognition
Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind
(“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if the Fund’s qualitative assessment indicates that the debtor is unable to service its debt or other obligations, the Fund will place the loan on non-accrual
status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Fund remains contractually entitled to this interest. Interest payments received on non-accrual
loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual
loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible.
The Fund expects to hold in the future some loans in the Fund’s portfolio that contain OID or PIK provisions. The Fund recognizes OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain the Fund’s ability to be taxed as a RIC, the Fund may need to pay out both OID and PIK non-cash
income amounts in the form of distributions, even though the Fund has not yet collected the cash on either.
Success Fee Income Recognition
The Fund may enter into success fees. The Fund records success fees as income when earned, which would often occur upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically resulting from an exit or sale, and are non-recurring.

20	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

Dividend Income Recognition
The Fund accrues dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if the Fund has the option to collect such amounts in cash or other consideration. The money market fund generates revenue in the form of dividends, which are recorded on the ex-dividend
date and included within “Dividend Income” in the Statement of Operations.
Related Party Fees
The Fund is party to an investment advisory agreement with the Adviser, dated November 6, 2024 (the “Advisory Agreement”), which is 100% indirectly owned by the chairman and chief executive officer. In accordance with the Advisory Agreement, the Fund pays the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.
The Fund is also party to an administration agreement with the Administrator, dated November 6, 2024 (the “Administration Agreement”), which is indirectly owned by the chairman and chief executive officer, whereby the Fund pays separately for certain administrative services.
The Fund is party to a distribution agreement with the Distributor, dated November 6, 2024 (the “Distribution Agreement”), which is indirectly owned and controlled by the chairman and chief executive officer, whereby the Fund pays the Distributor to act as the distributor of Shares on a best-efforts basis.
In addition, under a distribution and servicing plan that the Fund has adopted, the Class C Shares and Class U Shares pay to the Distributor a distribution fee and the Class A Shares and Class C Shares pay the Distributor a servicing fee.
Refer to Note 7 –
Management
 and
 Related
 Party
 Transactions
 for additional information related to these related party fees and agreements.
Unfunded Commitments
The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. As of September 30, 2025, the Fund had unfunded commitments of $80,277. The Fund estimates the fair value of the combined unused line of credit commitments as of September 30, 2025 to be insignificant.
3. INVESTMENTS
Fair Value Measurements
In accordance with ASC 820, the fair value of the Fund’s investments are determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

Semi-Annual Report | September 30, 2025	21

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

•
Level 2 – inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists, or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify an investment within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

Investments in Securities at Value (a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Investments	$—	$—	$13,038,454	$13,038,454
Equity Investments	—	—	2,520,506	2,520,506
United States Treasury Obligations	—	8,997,120	—	8,997,120
Short Term Investments	4,942,122	—	—	4,942,122

Total	$4,942,122	$8,997,120	$15,558,960	$29,498,202

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of March 31, 2025	Change in Unrealized	Purchases	Sales Proceeds	Balance as of September 30, 2025	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2025
Debt Investments	$11,460,120	$126,461	$1,653,843	$(201,970)	$13,038,454	$126,461
Equity Investments	1,778,597	124,759	617,150	—	2,520,506	124,759

	$13,238,717	$251,220	$2,270,993	$(201,970)	$15,558,960	$251,220

In accordance with ASC 820, the following table provides quantitative information about the Fund’s Level 3 fair value measurements of its investments as of September 30, 2025. The table below is not intended to be all-inclusive,
but rather provides information on the significant Level 3 inputs as they relate to fair value

22	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of			Range / Weighted- Average as of
	September 30, 2025	Valuation Technique /	Unobservable Input	September 30, 2025
Secured first lien debt and line of credit	$11,018,021	Yield Analysis	Discount Rate	11.0% - 12.9% / 12.2%
Secured second lien debt	2,020,433	Yield Analysis	Discount Rate	11.4% - 11.4% / 11.4%
			EBITDA
Preferred and common equity / equivalents	2,520,506	TEV	multiple	4.1x - 6.7x / 5.5x
		TEV	EBITDA	$7,456 - $29,890 / $14,968

Total Level 3 Investments, at Fair Value	$15,558,960

4. TAX BASIS INFORMATION
As of September 30, 2025, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

	Cost of Investments for Income Tax Purposes	Gross Appreciation (Excess of Value Over Tax Cost)	Gross Depreciation (Excess of Tax Cost over Value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Gladstone Alternative Income Fund	$29,241,871	$442,345	$(186,014)	$—	$256,331
There are no temporary differences.
Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Gladstone Alternative Income Fund	—	—
5. SECURITIES TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, during the period ended September 30, 2025 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Gladstone Alternative Income Fund	$2,270,993	$201,970

Semi-Annual Report | September 30, 2025	23

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

6. REPURCHASE OFFERS
The Fund is a
closed-end
“interval” fund. The Fund has adopted, pursuant to Rule
23c-3
under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding common shares of beneficial interest, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The repurchase price will be the Fund’s NAV per Share as determined at the close of business on a date that will generally be the same date as the repurchase offer ends, but that may be up to fourteen (14) calendar days following such date, or on the next business day if the fourteenth day is not a business day.
Although the Fund’s policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding common shares at NAV, subject to Board approval. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers, investors should consider the Shares illiquid.
During the six months ended September 30, 2025, the Fund completed two repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offer is as follows:

Commencement Date	May 1, 2025	August 1, 2025
Repurchase Request Deadline	June 2, 2025	September 2, 2025
Repurchase Pricing Date	June 2, 2025	September 2, 2025
Amount Repurchased	$ —	$ —
Shares Repurchased	$ —	$ —
7. MANAGEMENT AND RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
Pursuant to the Advisory Agreement by and between the Fund and the Adviser, the Adviser is entitled to receive a fee consisting of two components — a base management fee and an incentive fee.
The base management fee is payable monthly in arrears and is calculated at an annual rate of 1.25% accrued daily based upon the Fund’s average daily net assets during such period. “Net assets” means the total value of all of the Fund’s assets, less an amount equal to all of the Fund’s accrued debts, liabilities and obligations and before taking into account any management or incentive fees payable or contractually due but not payable during the period. These calculations will be appropriately prorated for any period of less than a month. For the period ended September 30, 2025, the Adviser earned base management fees of $128,079 and waived and/or reimbursed fees of $128,079.
The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15% of the Fund’s
“pre-incentive
fee net investment income” for the immediately preceding calendar quarter. The Fund’s pre-incentive
fee net investment income, expressed as a rate of return on the Fund’s net assets as of the end of the immediately preceding quarter, is compared to a hurdle rate of 1.75% per quarter (7.00% annualized), subject to a “catchup” feature. For these purposes,
“pre-incentive
fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, and consulting fees that the Fund receives from portfolio companies) accrued by the Fund during the

24	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee (less any rebate of other fees received by the Adviser), expenses payable under the Administration Agreement and any interest expenses and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distributions and/ or shareholder servicing fees).
Pre-incentive
fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind
interest and
zero-coupon
securities), accrued income that the Fund has not yet received in cash.
Pre-incentive
fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For the period ended September 30, 2025, the Adviser did not earn any incentive fees.
Expense Support and Conditional Reimbursement Agreement
The Adviser and the Fund entered into the Expense Support and Conditional Reimbursement Agreement (originally dated October 8, 2024) (the “Expense Support Agreement”) under which the Adviser agreed contractually for a one-year
period to reimburse the Fund’s initial organizational and offering costs, as well as the operating expenses of each Class of Shares commencing with the first quarter following the date of the Fund’s prospectus, to the extent that aggregate distributions made to its shareholders of a Class during the applicable quarter exceed Available Operating Funds (as defined below). On October 30, 2025, the Adviser and the Fund renewed the Expense Support Agreement for an additional one-year
term. See Note 9 for further details. Additionally, during the term of the Expense Support Agreement, the Adviser may reimburse the Fund’s or any Class’s operating expenses to the extent that it otherwise deems appropriate to ensure that the Fund or such Class bear an appropriate level of expenses (each such payment, an “Expense Payment”). “Available Operating Funds” means the sum of (i) the Fund’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses); (ii) the Fund’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
In consideration of the Adviser’s agreement to reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any of its expenses reimbursed, subject to the limitation that a reimbursement (an “Adviser Reimbursement”) will be made only if and to the extent that (i) it is payable not more than three years from the date on which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause Other Fund Operating Expenses (as defined below) attributable to Shares of such Class (on an annualized basis and net of any reimbursements received by the Fund with respect to such Class during such fiscal year) during the applicable quarter to exceed the percentage of average net assets attributable to Shares of such Class represented by Other Fund Operating Expenses (on an annualized basis) during the fiscal quarter in which the applicable Expense Payment from the Adviser was made; (iii) the Adviser Reimbursement does not cause the Fund to breach any other expense cap in place at the time of such Adviser Reimbursement; and (iv) the distributions per share declared by the Fund for the applicable Class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for such Class of Shares at the time the Adviser Reimbursement would be paid. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least one year, unless and until the Fund’s Board approves its modification or termination.
Other Fund Operating Expenses is defined as the Fund’s total Operating Expenses (as defined below), excluding the management and incentive fees payable to the Adviser, any offering expenses, financing fees and costs, interest expense, distribution fees, shareholder servicing fees and extraordinary expenses. “Operating Expenses” means all operating costs and expenses the Fund incurs, as determined in accordance with generally accepted accounting principles for investment companies.

Semi-Annual Report | September 30, 2025	25

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

For the six months ended September 30, 2025, the Adviser waived fees and reimbursed expenses totaling $1,224,925. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment.
As of September 30, 2025, the balance of recoupable expenses was as follows:

	For the Six Months Ended September 30, 2025 (unaudited)	For the period December 8, 2024 (Commencement of operations) to March 31, 2025
Expiration Period
Less than 1 year	$—	$—
1-2 years	—	—
2-3 years	1,224,925	1,096,997

Total	$1,224,925	$1,096,997

Administrative and Other Service Providers
The Administrator provides certain administrative services to the Fund pursuant to the Administration Agreement, by and between the Fund and the Administrator. The Fund reimburses the Administrator pursuant to the Administration Agreement for the Fund’s allocable portion of the Administrator’s expenses incurred while performing services to the Fund.
ALPS Fund Services, Inc. (“ALPS”) and certain of its affiliates provide sub-administrative,
fund accounting and other services to the Fund for a monthly administration fee based on the greater of an annual minimum fee or an asset-based fee, which scales downward based upon average daily net assets.
UMB Bank, n.a. (“Custodian”), serves as the Fund’s custodian.
The Distributor acts as an agent for the Fund and the distributor of its Shares. Under the distribution agreement between the Fund and the Distributor, the Distributor may receive up to 5.75% of the investment amount of the Fund’s Class A Shares as an upfront sales charge. No upfront sales charge will be payable on the other Classes of the Fund’s Shares under the Distribution Agreement.
In addition, under a distribution and servicing plan that the Fund has adopted, the Class C Shares and Class U Shares pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C Shares and Class U Shares, respectively, and is payable on a quarterly basis. Under the plan, the Class A Shares and Class C Shares pay to the Distributor a servicing fee that will accrue at an annual rate equal to 0.25% of the average daily net assets attributable to the Class A Shares and Class C Shares, respectively.
SS&C GIDS, Inc. serves as the Transfer Agent to the Fund and is responsible for maintaining all shareholder records of the Fund.

26	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements

September 30, 2025 (Unaudited)

8. INDEMNIFICATIONS
The Fund indemnifies its officers and trustees, as well as the Adviser, Administrator and Distributor for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
9. SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Based on the evaluation, no adjustments were required to the financial statements as of September 30, 2025.
On October 2, 2025, the Fund entered into a Senior Secured Credit Agreement (the “Credit Facility”) with PNC Bank, National Association, establishing a line of credit that allows the Fund to borrow up to $5.0 million with an “accordion” feature that permits us to increase the size of the facility to $45.0 million. The Credit Facility will mature on October 2, 2028, and is guaranteed by the Fund pursuant to a Guarantee, Pledge, and Security Agreement. The Credit Facility bears an interest rate equal to Daily Simple SOFR plus a 3.0% margin, and has an unused commitment fee of 0.75% to 0.50%, depending on the amount of unused commitment.
Our Credit Facility contains covenants that require the Fund to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict modifications to its investment and valuation policies without the lender’s consent. Our Credit Facility also generally limits further indebtedness, liens against our assets, fundamental changes in and dispositions of assets, and limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 852 of the Code. The Fund is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on borrower concentration,
non-U.S.
or foreign currency concentration, sector concentration, loan type and loan performance. Our Credit Facility further requires the Fund to comply with other financial and operational covenants, which obligate the Fund to, among other things, maintain a minimum senior debt-to-asset
coverage ratio of 3.00 to 1.00.
Additionally, we are required to maintain our status as an investment company under the 1940 Act and as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended.
As of November 25, 2025, we had no borrowings outstanding under the Credit Facility and we were in compliance with all of our Credit Facility covenants.
On October 30, 2025, the Fund and the Adviser executed a renewal agreement to extend the Expense Support Agreement for an additional one-year
term, as the existing agreement was set to expire on November 6, 2025. The renewal extends the Expense Support Agreement through November 6, 2026.

Semi-Annual Report | September 30, 2025	27

Gladstone Alternative Income Fund	Additional Information (Unaudited)
September 30, 2025
PROXY VOTING POLICIES AND VOTING RECORD
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at (877)
774-7724,
or (ii) on the website of the SEC at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent
12-month
period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at (877)
774-7724,
or (ii) on the SEC’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form
N-PORT.
The Fund’s Form
N-PORT
reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) (877)
774-7724,
or by writing to the Fund at c/o SS&C GIDS, Inc at P.O. Box 219597, Kansas City, MO 64121-9597.
TRUSTEE COMPENSATION
The following table sets forth certain information with respect to the compensation of each Trustee paid for the fiscal year ended September 30, 2025:

	Aggregate Regular Compensation From the Fund	Aggregate Special Compensation From the Fund	Total Compensation From the Fund
David Gladstone*	$—	$—	$—
Paula Novara*	—	—	—
Michela A. English	5,315	—	5,315
Katharine C. Gorka	5,500	—	5,500
John H. Outland	7,250	—	7,250
Anthony W. Parker	6,813	—	6,813
Walter H. Wilkinson, Jr.	6,290	—	6,290

Total	$31,168	$—	$31,168

*
Mr. Gladstone and Ms. Novara are interested persons of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, due to their positions as officers of the Fund and of the Adviser and their employment by the Adviser.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

28	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)

September 30, 2025
The following tables present certain information regarding the Board of Trustees and our officers. The address of each Trustee and officer as it relates to our business is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. Each Trustee and officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Age)	Position Held (Length of Time Served)	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During Past 5 Years
INTERESTED TRUSTEES (2)
David Gladstone (83)	Trustee, Chairman, Chief Executive Officer (since inception)	Founder, Chief Executive Officer and Chairman of the Board of Gladstone Capital Corporation (“Gladstone Capital”) since its inception in 2001, of Gladstone Investment Corporation (“Gladstone Investment”) since its inception 2005, of Gladstone Commercial Corporation (“Gladstone Commercial”) since its inception in 2003, of Gladstone Land Corporation (“Gladstone Land”) since its inception in 1997 and of the Fund since its inception in 2024. Founder, Chief Executive Officer and Chairman of the Board of the Adviser. Member of the board of managers of the Distributor since 2010. Chief Executive Officer, President, Chief Investment Officer and Director of Gladstone Acquisition Corporation (“Gladstone Acquisition”) from January 2021 until October 2022.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Semi-Annual Report | September 30, 2025	29

Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)

September 30, 2025

Name (Age)	Position Held (Length of Time Served)	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During Past 5 Years
INTERESTED TRUSTEES (2)
Paula Novara (56)	Trustee; Head of Resource Management (since 2024)	Head of Human Resources, Facilities & Office Management and IT at Gladstone Capital, Gladstone Investment, Gladstone Commercial, Gladstone Land and the Fund since 2001, 2005, 2003, 1997, and 2024, respectively.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land

Michela A. English (75)	Trustee (since 2024)	Private Investor and Director who has served on multiple corporate and non-profit boards.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Katharine C. Gorka (65)	Trustee (since 2024)	President of Threat Knowledge Group, which provides training and expertise on threats to U.S. national security, since 2010, President of Revere Pay, Inc., and the chair of the Fairfax County Republican Party since 2024; senior policy advisor in the Office of Policy at the Department of Homeland Security from 2017 to 2020; press secretary for U.S. Customs and Border Protection in 2020; and Director for Civil Society at The Heritage Foundation from 2020 to 2022.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land

John H. Outland (80)	Trustee (since 2024)	Private investor since June 2006.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

30	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)

September 30, 2025

Name (Age)	Position Held (Length of Time Served)	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During Past 5 Years
INTERESTED TRUSTEES (2)
Anthony W. Parker (80)	Trustee (since 2024)	Founder and former chairman of the Board of Parker Tide Corp., a government contracting company. Former Treasurer of the Republican National Committee. Former Vice Chairman of the Board of Overseers US Naval Academy. On the board of numerous charitable organizations.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Walter H. Wilkinson, Jr. (79)	Trustee (since 2024)	Founder and former General Partner of Kitty Hawk Capital, a venture capital firm, from its founding in 1980 through 2016.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

(1)	The Fund Complex includes Gladstone Capital and Gladstone Investment, each a business development company advised by the Adviser.
(2)
Mr. Gladstone and Ms. Novara are interested persons of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, due to their positions as officers of the Fund and of the Adviser and their employment by the Adviser.

Semi-Annual Report | September 30, 2025	31

Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)

September 30, 2025

OFFICERS
Name (Age)	Position Held with the Fund	Year Appointed	Principal Occupation(s) During Past 5 Years
John Sateri (57)	President	Since Inception	Managing Director of the Adviser since 2007. Investment Committee member of the Adviser for Gladstone Land, Gladstone Investment, Gladstone Capital and Gladstone Commercial since 2021. President of the Fund since 2024.

Michael Malesardi (65)	Treasurer and Chief Financial Officer	Since Inception	Chief Financial Officer and Treasurer of the Adviser since 2018. Chief Financial Officer and Treasurer of Gladstone Acquisition from January 2021 until October 2022. Chief Financial Officer and Treasurer of the Fund since 2024.

Michael LiCalsi (55)	General Counsel and Secretary	Since Inception	Chief Administrative Officer and
Co-General
Counsel and
Co-Secretary
for each of the Fund, Gladstone Capital, Gladstone Investment, Gladstone Commercial and Gladstone Land since July 2025. General Counsel and Secretary of the Fund from inception prior to July 2025, and of Gladstone Capital, Gladstone Investment and Gladstone Commercial since 2009 and Gladstone Land since 2012. President of the Administrator since July 2013. Managing Principal and Chief Legal Officer of the Distributor and member of its board of managers since October 2010. General Counsel and Secretary of Gladstone Acquisition from January 2021 until October 2022.

32	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Investor Data Privacy Notice

September 30, 2025 (Unaudited)
We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we will not receive any nonpublic personal information about holders of the Shares, although certain of our shareholders’
non-public
information may become available to us. The
non-public
personal information that we may receive falls into the following categories:

•	information we receive from shareholders. This includes shareholders’ communications to us concerning their investment;

•	information about shareholders’ transactions and history with us; or

•	other general information that we may obtain about shareholders, such as demographic and contact information (such as a shareholder’s address).
We do not disclose any
non-public
personal information about shareholders or former shareholders to anyone, except:

•
to our affiliates (such as the Adviser and the Administrator) and their employees that have a legitimate business need for the information. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder’s account or comply with legal requirements;

•
to our service providers (such as our administrators, accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•	as allowed or required by applicable law or regulation.
When we share nonpublic shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders’ privacy. We do not permit use of shareholder information for any non-business
or marketing purpose. We do not, and do not permit third parties to, rent, sell or trade personal information collected about you.
We maintain, and require our service providers to maintain, physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders, to prevent unauthorized access or use and to dispose of such information when it is no longer required.
We may choose to modify our privacy policies at any time. Before we do so, we will notify Shareholders and provide a description of our privacy policy.
In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public
personal information to the new party in control or the party acquiring assets.

Semi-Annual Report | September 30, 2025	33

GLADSTONE ALTERNATIVE INCOME FUND

www.gladstoneintervalfund.com

Gladstone Alternative Income Fund
1521 Westbranch Drive, Suite 100
McLean, VA 22102
(833) 849-5993
galt.interval.fund@gladstone.com
www.gladstoneintervalfund.com

Investment Adviser
Gladstone Management Corporation
1521 Westbranch Drive, Suite 100
McLean, VA 22102

Transfer Agent
SS&C GIDS, Inc.
801 Pennsylvania Ave., Suite 219027
Kansas City, MO 64105-1307

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the registrant is included as part of the Semi-Annual Report to Stockholders filed under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	None.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable

(b)

The certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gladstone Alternative Income Fund

By:	/s/ David Gladstone
David Gladstone
Chief Executive Officer
(principal executive officer)

Date:	December 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Gladstone
David Gladstone
Chief Executive Officer
(principal executive officer)

Date:	December 4, 2025

By:	/s/ Michael Malesardi
Michael Malesardi
Chief Financial Officer
(principal financial officer)

Date:	December 4, 2025